INVENTORY (Details) (USD $)	Dec. 31, 2012	Sep. 30, 2012	Sep. 30, 2011
INVENTORY [Abstract]
Raw materials	$ 177,634	$ 175,258	$ 44,785
Work in progress	43,908	42,335	8,397
Finished goods	42,526	64,638	2,799
Total gross inventory	264,068	282,231	55,981
Less: reserve for obsolescence
Total net inventory	$ 264,068	$ 282,231	$ 55,981